LORD ABBETT SECURITIES TRUST

Lord Abbett Focused Small Cap Value Fund

Supplement dated August 25, 2021 to the

Summary Prospectus dated March 1, 2021

Effective immediately, the following table replaces the table in the subsection under “Management – Portfolio Managers” on page 10 of the summary prospectus:

Portfolio Managers/Title	Member of the Portfolio Management Team Since
John C. Hardy, Portfolio Manager	2019

Please retain this document for your future reference.